Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Steven A. Michaels, Chief Executive Officer of PROG Holdings, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
(1)The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2024 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 19, 2025	/s/ Steven A. Michaels
Steven A. Michaels
Chief Executive Officer